Exhibit 99.1


     Contact:     Daniel Jarvis
                  Ford Credit
                  313-594-2527
                  djarvis1@ford.com

     FOR IMMEDIATE RELEASE

     FORD CREDIT EARNS $294 MILLION IN THE THIRD QUARTER

     DEARBORN, Mich., October 16, 2002 - Ford Credit earned $294 million in the third quarter of 2002, compared with $376 million in the same period a year ago. Excluding adjustments related to SFAS No. 133 (Accounting for Derivative Instruments and Hedging Activities), Ford Credit earned $408 million, up $19 million from earnings of $389 million in the same period a year earlier primarily reflecting a lower provision for credit losses, offset partially by lower net financing margins.

     Ford Credit's owned receivables as of September 30, 2002 totaled $138 billion, compared with $144 billion on June 30, 2002 and $147 billion on September 30, 2001. Managed receivables were $204 billion, compared with $210 billion on June 30, 2002 and $200 billion on September 30, 2001. After-tax return on average equity (excluding SFAS No. 133) was 11 percent in the third quarter of 2002, compared with 12 percent in the same period a year earlier. On September 27, 2002, Ford Credit paid a $450 million dividend to Ford Motor Company, while maintaining managed leverage at the low end of the target range of 13:1 to 14:1.

     Compared with the second quarter of 2002 (excluding SFAS No. 133), earnings were up $65 million, reflecting the net favorable impact of securitization transactions and improved net financing margins, offset partially by a higher provision for credit losses. For the first nine months of 2002, Ford Credit earned $993 million, down $201 million from earnings of $1,194 million in the same period a year earlier.

     "We continue to see the results of our focus on Ford Credit's core business," said Greg Smith, Chairman and Chief Executive Officer of Ford Credit. "Even with the challenges of an uncertain economy, Ford Credit has been recognized a leader in customer service, taking two of the four top awards in the most recent J.D. Power Customer Finance Satisfaction Study."

     Ford Credit is a wholly owned subsidiary of Ford Motor Company and is the world's largest automotive finance company. Now in its 43rd year, Ford Credit is rated No. 1 in customer leasing satisfaction by J.D. Power, and provides vehicle financing in 36 countries to more than 11 million customers and more than 12,500 automotive dealers. More information can be found at www.fordcredit.com and at Ford Credit's investor center, www.fordcredit.com/investorcenter/.

                                      # # #

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                                       Ford Motor Credit Company and Consolidated Subsidiaries
                                                         OPERATING HIGHLIGHTS
                                                         --------------------

                                                                          Third Quarter                  First Nine Months
                                                                    ---------------------------      ---------------------------
 Net Income                                                            2002            2001             2002            2001
                                                                    ------------     ----------      -----------     -----------
                                                                                           (in millions)

    Total net income                                                   $ 294           $ 376           $ 880         $ 1,136
      Exclude:
      -------
         SFAS No. 133                                                   (114)            (13)           (113)            (58)
                                                                     -------         -------         -------         -------
    Operating net income                                               $ 408          $  389           $ 993         $ 1,194
                                                                     =======         =======         =======         =======

    Memo:  Return on Equity excluding  SFAS No. 133                       11%             12%              10%            13%


                                                                          September 30,               June 30,        Dec. 31,
                                                                    ---------------------------
Balance Sheet                                                          2002            2001             2002            2001
                                                                    ------------     ----------      -----------     -----------
    Assets                                                                                 (in billions)
    ------
    Finance receivables
      Retail installment                                              $  77.3         $   82.5         $  78.9         $  83.4
      Wholesale                                                          15.8             15.5            16.5            15.4
      Other                                                               9.3              9.2            10.9             9.3
                                                                      -------         --------         -------         -------
            Total net finance receivables                             $ 102.4         $  107.2         $ 106.3         $ 108.1
      Net investment in operating leases                                 35.7             40.3            37.6            39.3
                                                                      -------         --------         -------         -------
            Total net finance receivables and operating leases        $ 138.1         $  147.5         $ 143.9         $ 147.4
      Other assets                                                       31.3             26.8            28.7            25.7
                                                                      -------         --------         -------         -------
              Total assets                                            $ 169.4         $  174.3         $ 172.6         $ 173.1
                                                                      =======         ========         =======         =======
    Liabilities and Stockholder's Equity
    ------------------------------------
      Debt - short-term                                               $  16.1         $   29.0         $  15.7         $  22.7
      Debt - long-term  (includes notes payable within 1 year)          124.7            117.4           127.0           123.6
                                                                      -------         --------         -------         -------
           Total debt                                                 $ 140.8         $  146.4         $ 142.7         $ 146.3
      Other liabilities                                                  14.9             15.6            16.2            14.8
                                                                      -------         --------         -------         -------
          Total liabilities                                           $ 155.7         $  162.0         $ 158.9         $ 161.1
      Stockholder's equity                                               13.7             12.3            13.7            12.0
                                                                      -------         --------         -------         -------
           Total liabilities and stockholder's equity                 $ 169.4         $  174.3         $ 172.6         $ 173.1
                                                                      =======         ========         =======         =======
      Memo:
       Shareholder equity excluding SFAS No. 133                      $  14.2         $   13.0         $  14.1         $  12.6
       Financial statement leverage (to 1)  a/                            9.0             10.8             9.5            11.2


Managed Receivables

    Finance receivables
      Retail installment                                              $ 124.4          $ 117.2         $ 123.5         $ 124.8

      Wholesale                                                          34.5             33.5            37.6            32.8
      Other                                                               9.3              9.2            10.9             9.3
                                                                      -------          -------         -------         -------
           Total net finance receivables                              $ 168.2          $ 159.9         $ 172.0         $ 166.9
    Net investment in operating leases                                   35.7             40.3            37.6            39.4
                                                                      -------          -------         -------         -------
           Total managed                                              $ 203.9          $ 200.2         $ 209.6         $ 206.3
                                                                      =======          =======         =======         =======

     Memo:  Managed leverage (to 1)  a/                                  13.0             13.9            13.4            14.8

    - - - - - -
    a/  Excludes SFAS No. 133, over-borrowing portfolio and cash

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                                            Ford Motor Credit Company and Consolidated Subsidiaries
                                                              OPERATING HIGHLIGHTS
                                                              --------------------

                                                                                Third Quarter                 First Nine Months
                                                                         ----------------------------   ----------------------------
   Selected Operating & Financial Metrics                                   2002             2001          2002              2001
                                                                         ------------     -----------   ------------      ----------

     Market share
     ------------
      Ford & Lincoln/Mercury retail installment & lease    United States     46%            52%              40%              47%
                                                           Europe            33             39               34               36

      Ford & Lincoln/Mercury wholesale                     United States     85             85               85               86
                                                           Europe            98             97               97               97


     Contract volume - New and used retail/lease (in thousands)
     ---------------
       United States                                                        729            967             2,022            2,765
       Europe                                                               220            251               705              741
       Other international                                                  170            204               511              562
                                                                          -----          -----             -----            -----
           Total contract volume                                          1,119          1,422             3,238            4,068
                                                                          =====          =====             =====            =====

     Borrowing costs                                                        5.1%           5.9%              5.2%             6.2%
     ---------------
     Credit losses   (in millions)
     -------------
        Owned
        -----
           Retail installment & lease                                      $585            $536            $1,681           $1,339
           Wholesale                                                          7               4                23               12
           Other                                                              0               1                22                1
                                                                           ----            ----            ------           ------
               Total                                                       $592            $541            $1,726           $1,352
                                                                           ====            ====            ======           ======
        Loss-to-receivables

           Retail installment & lease                                      2.02%          1.76%            1.94%             1.51%
           Wholesale                                                       0.18           0.06             0.20              0.05
               Total including other                                       1.68%          1.38%            1.63%             1.13%

        Allowances for credit losses (in billions)                        $ 3.2          $ 2.0            $ 3.2             $ 2.0
        Allowances as a pct. of end-of-period receivables                  2.29%          1.33%            2.29%             1.33%

        Managed
        -------
           Retail installment & lease                                      $699            $588           $1,983            $1,581
           Wholesale                                                          7               4               23                12
           Other                                                              0               1               22                 1
                                                                          -----           -----          -------           -------
               Total                                                      $ 706           $ 593          $ 2,028           $ 1,594
                                                                          =====           =====          =======           =======
        Loss-to-receivables
           Retail installment & lease                                      1.73%          1.47%            1.63%             1.37%
           Wholesale                                                       0.08           0.05             0.09              0.05
               Total including other                                       1.37%          1.22%            1.32%             1.11%

               Memo:  Ford Credit U.S. retail & lease                      1.51%          1.27%            1.39%             1.15%

        Allowances for credit losses  (in billions)                       $ 3.9          $ 2.5            $ 3.9             $ 2.5
        Allowances as Pct. of end-of-period receivables                    1.90%          1.25%            1.90%             1.25%


       Securitizations   (in millions, excl. SFAS No. 133)

        Income related to securitizations:
        ---------------------------------
           Gain-on-sale of finance receivables                            $  160         $  169          $    418         $    469
           Interest income, excess spread, servicing fees                    538            301             1,464              631
                                                                          ------         ------          --------         --------
               Total income related to securitizations                    $  698         $  470          $  1,882         $  1,100

        Impact of receivable sales on net financing margin:
        ---------------------------------------------------
            Impact of current-period receivable sales                     $  (82)        $ (122)         $   (547)        $   (496)
            Impact from prior-periods receivable sales                      (637)          (346)           (1,568)            (516)
                                                                          ------         ------          --------         --------
               Total impact of receivable sales on financing margin       $ (719)        $ (468)         $ (2,115)        $ (1,012)
                                                                          ======         ======          ========         ========

        Pre-tax impact of securitizations                                 $  (21)        $    2          $   (233)        $     88
            Tax                                                                8             (1)               85              (32)
                                                                          ------         ------          --------         --------
        After-tax impact of securitizations                               $  (13)        $    1          $   (147)        $     56
                                                                          ======         ======          ========         ========
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